Exhibit 10.29

SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement is entered into as of June 17, 2014 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013, that certain Second Amendment to Loan & Security Agreement dated as of April 2, 2013, that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013, that certain Fourth Amendment to Loan and Security Agreement dated as of April 29, 2013, that certain Fifth Amendment to Loan and Security Agreement dated as of September 26, 2013 and that certain Sixth Amendment to Loan and Security Agreement dated as of May 15, 2014 (collectively, the “Agreement”).  Borrower and Bank desire to amend the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.           The following definitions in Section 1.1 of the Agreement are amended in their entirety to read as follows:

“Adjusted EBITDA” means net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, rent/lease expense pursuant to Sale/Leaseback Transactions, and change in fair value of warrant liabilities and stock-based compensation expense.

“Revolving Line” means a Credit Extension of up to Seven Million Dollars ($7,000,000).

“Revolving Maturity Date” means June 21, 2015.

2.           Section 6.10 of the Agreement is amended in its entirety to read as follows:

 6.10           Adjusted EBITDA.  Borrower shall achieve a minimum Adjusted EBITDA, measured on a quarterly basis, in the following amounts:

Fiscal Quarter	Minimum Adjusted EBITDA
Fiscal quarter ending June 30, 2014:	$2,200,000
Fiscal quarter ending September 30, 2014:	$1,600,000
Fiscal quarter ending December 31, 2014:	$1,800,000
Fiscal quarter ending March 31, 2015:	$2,100,000
Fiscal quarter ending June 30, 2015:	$2,600,000

Borrower shall achieve a minimum Adjusted EBITDA for the remaining fiscal quarters in 2015 and beyond in such amounts as may be mutually agreed upon by Borrower and Bank with reference to Borrower’s annual operating projections for such year(s) delivered to Bank in accordance with Section 6.3(f).

3.           Exhibits B, C and D to the Agreement are replaced in their entirety with Exhibits B, C and D attached hereto.

4.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

7.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           affirmation of guarantees; and

(c)           payment of an amendment and renewal fee equal to $35,000, plus payment of all Bank Expenses incurred by Bank through the date hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By:	/s/ David M. DeMedio

Title:	Chief Financial Officer

AVIDBANK CORPORATE FINANCE,
a division of AVIDBANK

By:	/s/ Linh Phan

Title:	VP Relationship Manager

Exhibit B
Date:
ADVANCE/PAYDOWN FORM

Borrower:	USA Technologies, Inc.	Lender:	Avidbank Corporate Finance
			A Division of Avidbank
Commitment Amount:	$7,000,000.00
		Tran Code
	ADVANCE
1	Client’s Outstanding Balance on HORIZON
2	Loan number	55
3	Credit to DDA #	30

	Client’s New Outstanding Balance		$0.00

	PAYDOWN
4	Client’s Outstanding Balance on HORIZON
5	Debit DDA #	60
6	Apply to Loan number	20

	Client’s New Outstanding Balance

	Borrowing Base Update
7	Total Borrowing Capacity
8	Less: Present Balance owing on Line of Credit
9	Less: Issued Letters of Credit		$0.00
10	Remaining Availability (# 7 minus # 8 & # 9)		$0.00

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Avidbank Corporate Banking, a Division of Avidbank.

Requested by:
Authorized Signer
Title:
Title of Authorized Signer

BANK SECTION

Reviewed by:	Approved by:

Posted by:	Call back:

EXHIBIT C
BORROWING BASE CERTIFICATE

Borrower: USA TECHNOLOGIES, INC. Lender: Avidbank Corporate Finance, a division of Avidbank Commitment Amount: $7,000,000

REVENUES FROM NON-INVOICED ACCOUNTS RECEIVABLES
1. Prior three-months networking service fees/transaction processing revenues	$___________
2. Adjustments to Revenues, if any	$___________
3. Total Processing Revenues (#1 minus #2)	$___________
4. Loan Value of Processing Revenues (80% of #3)	$___________
BALANCES
5. Maximum Loan Amount	$7,000,000
6. Total Funds Available [Lesser of #4 or (#5)]	$___________
7. Present balance owing on Revolving Line	$___________
8. AVAILABLE BORROWING / RESERVE POSITION (#6 minus #7)	$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Avidbank Corporate Finance, a division of Avidbank.

USA TECHNOLOGIES, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK

FROM:	USA TECHNOLOGIES, INC.

The undersigned authorized officer of USA TECHNOLOGIES, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Schedule of Revenue Proceeds	Weekly		Yes	No
Transaction Report of Cash Disbursements & Collections	Weekly		Yes	No
A/R & A/P Agings	Monthly within 20 days		Yes	No
Borrowing Base Certificate and Compliance Certificate	Monthly within 20 days
Monthly statements from JPMorgan Chase	Monthly within 5 days of receipt		Yes	No
Monthly financial statements	Monthly within 20 days		Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days		Yes	No
Annual Projections	within 30 days of Fiscal Year beginning		Yes	No
10K and 10Q	(as applicable)		Yes	No
A/R Audit	Semi-Annual		Yes	No
IP Notices	As required under Section 6.11		Yes	No

Financial Covenant	Required	Actual	Complies

RML for month ended _______________		$__________	Yes	No

When RML is negative, Minimum Liquidity of at least:	6 months RML	$__________	Yes	No

When RML is positive, ratio of Current Assets to Current Liabilities of at least:	1.00 to 1.00	________ : 1.00	Yes	No

Minimum Adjusted EBITDA for quarters ending:
June 30, 2014:	$2,200,000	$__________	Yes	No
September 30, 2014:	$1,600,000	$__________	Yes	No
December 31, 2014:	$1,800,000	$__________	Yes	No
March 31, 2015:	$2,100,000	$__________	Yes	No
June 30, 2015:	$2,600,000	$__________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE